SEMIANNUAL REPORT  APRIL 30, 2001

Prudential
U.S. Emerging Growth Fund, Inc.

Fund Type Stock

Objective Long-term capital appreciation

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential U.S. Emerging Growth Fund (the
Fund) provides an opportunity for long-term capital appreciation by investing primarily in stocks of small and medium-size U.S. companies with the potential for above-average growth. Stocks of small and medium-size companies--those with market capitalizations that are less than the largest market capitalization of the S&P MidCap 400 Index--may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 4/30/01
      42.9%  Technology
      15.3   Healthcare
      12.3   Finance
      10.0   Consumer Staples
       7.7   Consumer Cyclicals
       5.3   Utility
       1.5   Industrial
       5.0   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 4/30/01
   2.6%  Synopsys, Inc.
         Computer Software & Services
   2.5   Gemstar-TV Guide Int'l, Inc.
         Broadcasting
   2.3   BJ Services Co.
         Oil & Gas Services
   2.3   Intuit, Inc.
         Computer Software & Services
   2.1   Western Wireless Corp.
         Cellular Communications
   2.0   AT&T Corp.-Liberty Media Corp.
         Broadcasting
   2.0   Andrx Corp.
         Food/Drug Retail
   1.9   Solectron Corp.
         Electrical Equipment
   1.9   Lexmark International Group, Inc.
         Computer Systems/Peripherals
   1.7   Verisign, Inc.
         Computer Software & Services

Holdings are subject to change.

www.PruFN.com           (800) 225-1852
Performance at a Glance

Cumulative Total Returns1              As of 4/30/01
                Six       One        Since
               Months     Year     Inception2
Class A        -22.56%   -23.23%    124.06%
Class B        -22.89    -23.79     116.59
Class C        -22.89    -23.79     116.59
Class Z        -22.49    -23.00     126.33
Lipper Mid-Cap
 Growth Fund
 Avg.3         -23.68    -23.09      71.90

Average Annual Total Returns1                 As of 3/31/01
                 One      Since
                 Year   Inception2
   Class A      -42.87%   16.06%
   Class B      -45.32    16.41
   Class C      -41.91    16.28
   Class Z      -39.71    17.74

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 12/31/96.

3 Lipper average returns are unmanaged and based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Mid-Cap Growth Fund category. Mid-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P(r) MidCap 400
Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

(LOGO)                   June 15, 2001

Dear Shareholder,
In the worst market for growth stocks in several decades, the Prudential U.S. Emerging Growth
Fund's Class A shares returned -22.56% over the six months ended April 30, 2001, -26.43% to those paying the maximum one-time Class A share sales charge. Painful as this loss was, it was not as deep as the decline of the Lipper Mid-Cap Growth
Fund Average.

There were few sectors of the growth-stock market that didn't decline over this period, but the worst performers were telecommunications services and technology. The Fund benefited from diversifying out of those sectors. Within its technology holdings, the Fund benefited by emphasizing companies that have shown consistent earnings growth.

This return should be seen in the context of the Fund's strong performance in its previous fiscal year and over the entire period since its inception at the beginning of 1997. It benefited from the boom in growth stocks and is now giving some back, but since its inception, its Class A shares have averaged an annual return of about
20%. Historically, market favor has swung between investment styles, and we have just lived through an enormous growth-style swing--first up, then down. Investors concerned with short-term volatility should own funds managed in both growth and value styles to mitigate the impact of these swings.

Sincerely,

David R. Odenath, Jr., President
Prudential U.S. Emerging Growth Fund, Inc.

2
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Prudential U.S. Emerging Growth Fund, Inc.
Semiannual Report   April 30, 2001

Investment Adviser's Report

THINGS GOT TOO GOOD
The decline of the U.S. stock market, particularly of growth stocks, was astoundingly swift and deep over our six-month reporting period. Although the Fund slightly outperformed most of its peers, it had a large negative absolute return because of the market drop.

In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s led to investment in too much production capacity. Moreover, the occasional shortages of components in 1999 led many firms to allow their inventories to build up in 2000. Then, higher interest rates, higher energy costs, and a latency period while companies digested their earlier investments in upgrading their technology all worked to slow the technology manufacturing sector of the economy.

What followed was a drop-off in business of a suddenness that was unprecedented in our experience and in the experience of the managers of many of these companies. The slowdown caught almost everyone by surprise. Inventories were high and demand was minimal. At this time we can only speculate about the swiftness of the slowdown. It may be that "just-in-time" manufacturing methods are very efficient when businesses are growing, but also accelerate a general business downturn.
These methods are based on keeping only very small inventories of parts at a production site, but they do not buffer the impact of a slowdown in sales of an end product on the entire chain of component suppliers.

SHARE PRICES TUMBLED
Threats to investors' expectations of rapid earnings growth undercut the rationale for paying expensive prices (higher price/earnings multiples, or P/E's) for the stocks of growth companies.
Growth stocks usually sell for above-average multiples of companies' earnings because investors expect the companies' earnings to grow faster than average, providing a larger long-term payback. As a result of declining profit expectations, share prices of

Prudential U.S. Emerging Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/01
2.6%   Synopsys, Inc./Computer Software & Services
Synopsys is a profitable operator of a medical center in Israel, which provides gynecological, orthopedic, and geriatric services.

2.5%   Gemstar-TV Guide International, Inc./Broadcasting
Gemstar-TV Guide International is the synergistic merger of two good companies. Gemstar's patented electronic program guide, plus TV Guide's content, created a highly trafficked Website, as well as potential for smart Internet-linked entertainment devices. Gemstar's electronic book technology also has promise. Each company separately had consistent earnings growth.

2.3%   BJ Services Co./Oil & Gas Services
BJ provides specialized pressure pumping and cementing services that are very sensitive to increases in drilling activity. The current price of oil makes new drilling very attractive, and we expect BJ to be busy for quite some time.

2.3%   Intuit, Inc./Computer Software & Services
Intuit dominates the markets for personal finance software with its Quicken products and for tax preparation software with its Turbotax.
This has provided a sizable cash cushion and predictable earnings growth. It now has new management, and is about to introduce new products.

2.1%   Western Wireless Corp./Cellular Communications
Western Wireless provides wireless
telecommunication services in the western United
States under the Cellular One name to more than one million customers in 17 states.
It has grown rapidly both internally and through acquisitions. Because it operates in areas with low population density, Western is less subject to competition from the large nationwide companies. Moreover, it benefits from significant high-margin roaming revenues from customers of other plans who travel into Western's service territory.

Holdings are subject to change.

www.PruFN.com                  (800) 225-1852

Semiannual Report   April 30, 2001

growth companies gradually declined through much of the year 2000. At first their earnings fell even faster than their stock prices, but in the last months of 2000 and the first quarter of 2001, technology and telecommunications stocks plummeted. These former market leaders, whose P/E's had risen astronomically, fell the most as both company earnings and the growth premium that investors were willing to pay shrank.
Eventually, the decline in share prices spread to all sectors of the market, but technology was hit hardest.

OUR TECHNOLOGY STRATEGY
Most technology stocks are regarded as being cyclical--that is, they move up when the economy accelerates, and down when a slowing is anticipated. This is because technology firms' business customers are more likely to invest in system improvements when their earnings are good.
Our investing style is to focus on companies with consistently growing earnings over the long term.
We look at the nature of their businesses and also at their profit history to judge their earning prospects. This focus on consistent growth stories kept our return from falling as much as the Lipper
Average of comparable funds.

For example, we benefited from our shares in Lexmark. Although it makes computer printers, 75% of Lexmark's sales come from replacement cartridges. Lexmark reported a small year-over-year increase in profits for the first quarter of 2001, and the contrast with the negative reports that other similar companies were issuing made
Lexmark's shares soar.

Our noncyclical service companies included CSG
Systems, Fiserv, and Electronic Data Systems
(EDS), all of which made positive contributions to our return. CSG processes billing for cable systems, a business that is about as noncyclical as one can get. Other investors recognized that advantage, bidding up the share price, and we took our profits on CSG. Fiserv and EDS are the third-largest and largest processors of financial data, respectively, in the United States.

Prudential U.S. Emerging Growth Fund, Inc.
Semiannual Report   April 30, 2001

On the other hand, the five largest detractors from our return were Internet-related: Exodus
Communications (outsourced infrastructure such as
Web hosting), Macromedia (Web infrastructure),
CIENA (a manufacturer of telecommunications switches), Commerce One (an automotive business-to-business site), and Metromedia Fiber Network
(optical fiber telecommunications networks). Some of these, such as CIENA, had contributed to our strong performance last reporting period. We sold our holdings in Commerce One because we believe its business concept, although sound, won't generate a reliable profit stream for some time.
Metromedia and Corning both had very large price declines because investors feared that enough optical fiber networks were in place to meet the near-term demand. We sold both positions.

Two of our largest holdings at the beginning of the period, Gemstar-TV Guide International (see
Comments on Largest Holdings) and TMP Worldwide, also had substantial declines. We continue to have confidence in both firms, and we expect their share prices to recover eventually.

HELPED BY HEALTH SERVICES
By the beginning of this reporting period, we had begun to increase our diversification into other sectors. At that time, 13% of our net assets were in drug companies and another 6% in other health products and services. Although the drug and biotechnology stocks fared poorly, some of the service companies had strong positive returns.
Alza is classified as a drug company, but it specializes in drug delivery systems such as the nicotine patch. In March, Johnson & Johnson offered to merge with Alza on terms that produced a jump in Alza's shares. We took our profits and sold Alza.

Our health services companies included Express
Scripts, which made the largest single
contribution to our return. It provides a mail-order drug
benefit management service, which is relatively
immune to changes in the economy. People get sick
in good times and bad, and Express Scripts brings
www.PruFN.com              (800) 225-1852

down the cost of providing them with medications that they need to take over prolonged time periods. We also had positive contributions from smaller positions in Quest Diagnostics and Health
South, among others. We have reduced our commitment to healthcare in order to rebuild our cyclical holdings (see Looking Ahead).

OTHER GOOD NEWS
AT&T Corp.-Liberty Media Group and USA Networks also contributed to our performance with positive returns. Cable companies' expenses tend to fall as interest rates come down, but their businesses continue to grow. We think media companies are positioned to benefit from an accelerating economy. In the aggregate, our financial holdings also made a modest positive contribution, the largest share coming from Goldman Sachs. This is, by and large, a new sector that we added to our portfolio late in the reporting period;
we expect its impact to be greater in our next report. The investment theme includes investment managers and consumer finance companies, as well as the financial information processors we mentioned earlier.

LOOKING AHEAD
Although our outlook is generally positive, we never like to put all our eggs in one basket. This is particularly true today because some analysts believe that U.S. corporate profits will shrink while others think that they will recover. Because of the uncertainty concerning the direction of profitability, we are balancing noncyclical companies, whose growth is likely to be relatively slow but steady, with companies whose growth we expect will speed up should there be a general economic acceleration. Historically, the economy has responded well to interest-rate reductions, but we don't expect to see the impact until late
2001.

Our noncyclicals include energy-related firms, utilities, and oil service firms. We expect the price of oil to stay high and the companies that service oil exploration and development processes to experience strong earnings growth.

Prudential U.S. Emerging Growth Fund, Inc.
Semiannual Report   April 30, 2001

We also are reinvesting cautiously in parts of the technology sector. We think the first technology stocks to rebound will be those of companies with relatively predictable--what financial professionals call "visible"--earnings growth. That means that we can see where future profits are coming from--companies not subject to cyclical variations in earnings. As interest rates fall and the returns on alternative investments shrink, the future profits of these companies will look increasingly attractive.

We also are investing in other industries in which we expect earnings to respond to economic growth.
These include wireless telecommunication companies such as American Tower, which builds towers and rents the space to cellular service providers. Its stock fell with the wireless service sector during our current reporting period, but we expect it to recover because this is a business with a predictable revenue stream, little competition, and tremendous growth potential.

Internet stocks were among the first to fall, and we expect them to also lead the recovery. The downturn and the dramatic reduction in financing available for start-ups eliminated most of the weaker companies. The survivors will find a less competitive market.

In our view, as companies digest the technological investments they made before Y2K--the turn of the calendar to years beginning with 20--and as new product cycles begin, enterprise spending will pick up. Moreover, the inventory accumulation that triggered the technology recession has almost all been sold or written off. Our portfolio is positioned for a resurgence of the computer and software industries.

www.PruFN.com        (800) 225-1852

This past year was an extremely painful reminder of the dangers of an overexuberant equity market.
The easy availability of venture capital, bank loans, and initial stock offerings meant that well-managed companies had to compete with poorly managed start-ups for attention and market share.
Moreover, we have never liked trying to guess what value investors might place on a company as investing fashions change. We think our strength is in gauging the earnings growth prospects of well-managed companies that are in growing new markets. We also think it will be easier for us to do that in a more normal business environment, however long it takes for the U.S. economy to recover its steam.

Prudential U.S. Emerging Growth Fund Management Team

Prudential U.S. Emerging Growth Fund, Inc.
Semiannual Report   April 30, 2001

     Financial
         Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.1%
Common Stocks  95.1%
-------------------------------------------------------------------------------------
Advertising  2.6%
     234,800   Interpublic Group of Companies, Inc.                   $    7,971,460
     199,100   TMP Worldwide, Inc.(a)                                      9,604,584
                                                                      --------------
                                                                          17,576,044
-------------------------------------------------------------------------------------
Banks  1.9%
     103,000   Northern Trust Corp.                                        6,698,090
      98,100   PNC Financial Services Group                                6,383,367
                                                                      --------------
                                                                          13,081,457
-------------------------------------------------------------------------------------
Biotechnology  4.7%
     151,900   Aviron(a)                                                   7,474,999
      99,700   Genentech, Inc.(a)                                          5,234,250
      55,600   Human Genome Sciences, Inc.(a)                              3,571,188
     139,000   IDEC Pharmaceuticals Corp.(a)                               6,838,800
     136,100   Protein Design Labs, Inc.(a)                                8,744,425
                                                                      --------------
                                                                          31,863,662
-------------------------------------------------------------------------------------
Broadcasting  7.3%
     868,800   AT&T Corp. - Liberty Media Corp. (Class A)(a)              13,900,800
     151,700   Cablevision Systems Corp. - Rainbow Media Group(a)          3,208,455
     418,520   Gemstar-TV Guide International, Inc.(a)                    17,376,950
     504,600   UnitedGlobalCom, Inc. (Class A)(a)                          8,087,477
     282,300   USA Networks, Inc.(a)                                       7,071,615
                                                                      --------------
                                                                          49,645,297
-------------------------------------------------------------------------------------
Cellular Communications  2.1%
     321,500   Western Wireless Corp. (Class A)(a)                        14,316,395
-------------------------------------------------------------------------------------
Chemicals  0.4%
      96,800   Monsanto Company(a)                                         2,995,960

    See Notes to Financial Statements                                     11

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Hardware  1.2%
     321,700   Apple Computer, Inc.(a)                                $    8,200,133
-------------------------------------------------------------------------------------
Computer Software & Services  20.1%
      90,300   Amdocs Ltd.(a)                                              5,318,670
     108,600   Electronic Arts, Inc.(a)                                    6,148,932
     108,000   Electronic Data Systems Corp.                               6,966,000
     892,100   Exodus Communications, Inc.(a)                              8,564,160
     481,000   Intuit, Inc.(a)                                            15,411,240
     247,600   Macromedia, Inc.(a)                                         5,610,616
     210,400   McDATA Corp. (Class A)(a)                                   4,803,432
     561,600   Parametric Technology Corp.(a)                              6,402,240
     603,500   Perot Systems Corp. (Class A)(a)                            6,469,520
     435,000   Rational Software Corp.(a)                                 10,531,350
     929,300   RealNetworks, Inc.(a)                                       8,549,560
     244,050   RSA Security, Inc.(a)                                       7,809,600
     189,800   SmartForce PLC (Ireland) (ADR)(a)                           6,830,902
     303,100   Synopsys, Inc.(a)                                          17,407,033
     205,200   TIBCO Software, Inc.(a)                                     2,339,280
     221,800   Verisign, Inc.                                             11,373,904
     111,200   VERITAS Software Corp.(a)                                   6,628,632
                                                                      --------------
                                                                         137,165,071
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  1.9%
     207,800   Lexmark International Group, Inc.(a)                       12,765,154
-------------------------------------------------------------------------------------
Consumer Services  1.7%
     364,000   Apollo Group, Inc. (Class A)(a)                            11,320,400
-------------------------------------------------------------------------------------
Data Processing/Reproduction  2.8%
     184,700   Concord EFS, Inc.(a)                                        8,597,785
     180,900   CSG Systems International, Inc.(a)                         10,530,189
                                                                      --------------
                                                                          19,127,974
-------------------------------------------------------------------------------------
Electric Utilities  0.6%
     426,500   PG&E Corp.(a)                                               3,825,705

    12                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Electrical Equipment  2.5%
     517,600   Solectron Corp.(a)                                     $   13,172,920
     151,000   Tektronix, Inc.(a)                                          3,654,200
                                                                      --------------
                                                                          16,827,120
-------------------------------------------------------------------------------------
Energy  0.6%
      36,500   Aquila, Inc.(a)                                             1,106,315
     102,400   Reliant Resources, Inc.(a)                                  3,072,000
                                                                      --------------
                                                                           4,178,315
-------------------------------------------------------------------------------------
Financial Services  6.3%
     256,500   CheckFree Corp.(a)                                         10,218,960
     187,900   Fiserv, Inc.(a)                                            10,398,386
     138,700   Household International, Inc.                               8,879,574
     124,000   Providian Financial Corp.                                   6,609,200
     224,300   Stilwell Financial, Inc.                                    6,610,121
                                                                      --------------
                                                                          42,716,241
-------------------------------------------------------------------------------------
Food/Drug Retail  2.0%
     233,000   Andrx Corp.(a)                                             13,747,000
-------------------------------------------------------------------------------------
Human Resources  0.7%
     182,900   Robert Half International, Inc.(a)                          5,084,620
-------------------------------------------------------------------------------------
Insurance  1.1%
     122,200   Hartford Financial Services Group, Inc.                     7,588,620
-------------------------------------------------------------------------------------
Investment Banking/Brokerage Services  3.0%
     749,500   E*Trade Group, Inc.(a)                                      7,045,300
      70,300   Goldman Sachs Group, Inc.                                   6,404,330
     111,100   Morgan Stanley Dean Witter & Co.                            6,975,969
                                                                      --------------
                                                                          20,425,599
-------------------------------------------------------------------------------------
Manufacturing  1.0%
     273,200   Thermo Electron Corp.(a)                                    7,201,552

    See Notes to Financial Statements                                     13

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  1.8%
      99,600   El Paso Corp.                                          $    6,852,480
     135,900   Williams Companies, Inc.                                    5,730,903
                                                                      --------------
                                                                          12,583,383
-------------------------------------------------------------------------------------
Oil & Gas Services  2.3%
     191,100   BJ Services Co.(a)                                         15,717,975
-------------------------------------------------------------------------------------
Pharmaceuticals  10.6%
      93,100   Allergan, Inc.                                              7,075,600
     431,100   Celgene Corp.(a)                                            7,617,537
     111,500   Express Scripts, Inc. (Class A)(a)                          9,466,350
     136,800   Forest Laboratories, Inc.(a)                                8,365,320
     136,000   IVAX Corp.                                                  5,446,800
      96,100   Medicis Pharmaceutical Corp. (Class A)(a)                   4,776,170
     145,100   OSI Pharmaceuticals, Inc.                                   7,449,434
     147,300   Sepracor, Inc.(a)                                           3,882,828
     177,000   Teva Pharmaceutical Industries Ltd. (Israel) (ADR)          9,637,650
     172,300   Watson Pharmaceuticals, Inc.(a)                             8,580,540
                                                                      --------------
                                                                          72,298,229
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.1%
     203,000   Starwood Hotels & Resorts Worldwide, Inc.                   7,326,270
-------------------------------------------------------------------------------------
Retail/Specialty  2.4%
     188,300   Barnes & Noble, Inc.(a)                                     5,986,057
     179,800   Dollar Tree Stores, Inc.(a)                                 3,761,416
     377,200   The Limited, Inc.                                           6,382,224
                                                                      --------------
                                                                          16,129,697
-------------------------------------------------------------------------------------
Semiconductors  9.1%
     705,000   Agere Systems, Inc. (Class A)(a)                            4,935,000
     240,800   ASM Lithography Holding N.V.(a)                             6,518,456
      88,600   KLA-Tencor Corp.(a)                                         4,869,456
     546,400   LSI Logic Corp.(a)                                         11,184,808
     126,200   Novellus Systems, Inc.(a)                                   6,959,930

    14                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     224,100   Texas Instruments, Inc.                                $    8,672,670
     234,400   TriQuint Semiconductor, Inc.(a)                             6,804,632
      99,200   Vitesse Semiconductor Corp.(a)                              3,362,880
     176,900   Xilinx, Inc.(a)                                             8,397,443
                                                                      --------------
                                                                          61,705,275
-------------------------------------------------------------------------------------
Telecommunications  3.3%
     335,300   American Tower Corp. (Class A)(a)                           8,986,040
     113,700   CIENA Corp.(a)                                              6,260,322
     215,300   Tellabs, Inc.(a)                                            7,559,183
                                                                      --------------
                                                                          22,805,545
                                                                      --------------
               Total long-term investments (cost $634,238,321)           648,218,693
                                                                      --------------

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.8%
Repurchase Agreement  4.8%
$    32,623   Joint Repurchase Agreement Account,
               4.53%, 5/1/01
               (cost $32,623,000; Note 5)                                32,623,000
                                                                     --------------
              Total Investments  99.9%
               (cost $666,861,321; Note 4)                              680,841,693
              Other assets in excess of liabilities  0.1%                   640,844
                                                                     --------------
              Net Assets  100%                                       $  681,482,537
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
N.V.--Naamloze Vennootschap (Dutch Corporation).
PLC--Public Limited Corporation.
    See Notes to Financial Statements                                     15

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                   April 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $666,861,321)                          $  680,841,693
Cash                                                                       30,651
Receivable for investments sold                                        45,231,508
Receivable for Fund shares sold                                         1,552,564
Dividends and interest receivable                                          43,607
Deferred expenses and other assets                                         23,614
                                                                   --------------
      Total assets                                                    727,723,637
                                                                   --------------
LIABILITIES
Payable for investments purchased                                      43,375,888
Payable for Fund shares reacquired                                      2,242,055
Distribution fee payable                                                  317,291
Management fee payable                                                    305,866
                                                                   --------------
      Total liabilities                                                46,241,100
                                                                   --------------
NET ASSETS                                                         $  681,482,537
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                            $       40,884
   Paid-in capital in excess of par                                   815,578,207
                                                                   --------------
                                                                      815,619,091
   Net investment loss                                                 (3,558,388)
   Accumulated net realized gain/loss on investments                 (144,558,538)
   Net unrealized appreciation/depreciation on investments             13,980,372
                                                                   --------------
Net assets, April 30, 2001                                         $  681,482,537
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($229,917,703 / 13,507,825 shares of common stock issued
      and outstanding)                                                      $17.02
   Maximum sales charge (5% of offering price)                                 .90
                                                                    --------------
   Maximum offering price to public                                         $17.92
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($301,662,108 / 18,475,588 shares of common stock issued
      and outstanding)                                                      $16.33
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($63,051,490 / 3,861,686 shares of common stock issued and
      outstanding)                                                          $16.33
   Sales charge (1% of offering price)                                         .16
                                                                    --------------
   Offering price to public                                                 $16.49
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($86,851,236 / 5,039,400 shares of common stock issued and
      outstanding)                                                          $17.23
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     17

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   April 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                        $    1,224,102
   Dividends (net of foreign withholding taxes of $9,475)                 701,521
                                                                   --------------
      Total income                                                      1,925,623
                                                                   --------------
Expenses
   Management fee                                                       2,139,737
   Distribution fee--Class A                                              298,831
   Distribution fee--Class B                                            1,663,904
   Distribution fee--Class C                                              338,902
   Transfer agent's fees and expenses                                     583,000
   Reports to shareholders                                                256,000
   Registration fees                                                       79,000
   Custodian's fees and expenses                                           59,000
   Legal fees and expenses                                                 25,000
   Amortization of deferred organizational costs                           12,096
   Audit fees                                                              10,000
   Directors' fees and expenses                                            10,000
   Miscellaneous                                                            8,541
                                                                   --------------
      Total expenses                                                    5,484,011
                                                                   --------------
Net investment loss                                                    (3,558,388)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                         (133,207,497)
Net change in unrealized appreciation/depreciation on
   investments                                                        (64,872,560)
                                                                   --------------
Net loss on investments                                              (198,080,057)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (201,638,445)
                                                                   --------------
                                                                   --------------

    18                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2001    October 31, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (3,558,388)    $   (8,599,659)
   Net realized gain/loss on investments            (133,207,497)       127,986,985
   Net change in unrealized
      appreciation/depreciation on investments       (64,872,560)           643,815
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                     (201,638,445)       120,031,141
                                                  --------------    ----------------
   Distributions from net realized gains (Note
      1)
      Class A                                        (34,583,717)        (7,442,557)
      Class B                                        (53,460,986)       (16,826,102)
      Class C                                        (10,463,182)        (2,229,103)
      Class Z                                         (9,214,695)        (1,745,526)
                                                  --------------    ----------------
                                                    (107,722,580)       (28,243,288)
                                                  --------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 6)
   Net proceeds from shares sold                     220,442,267        881,684,622
   Net asset value of shares issued in
      reinvestment of distributions                  103,814,861         27,019,148
   Cost of shares reacquired                        (209,910,327)      (437,151,603)
                                                  --------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   114,346,801        471,552,167
                                                  --------------    ----------------
Total increase (decrease)                           (195,014,224)       563,340,020
NET ASSETS
Beginning of period                                  876,496,761        313,156,741
                                                  --------------    ----------------
End of period                                     $  681,482,537     $  876,496,761
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     19

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index, with the potential for above-average growth.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange (other
than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by more than one principal market maker or independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services
                                                                          21

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund's average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended April 30, 2001.

      PIMS has advised the Fund that it received approximately $218,000 and $59,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2001, it received approximately $337,500 and $39,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA was $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement was to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002.

      The Fund utilized the line of credit during the six months ended April 30, 2001. The average daily balance the Fund had outstanding during the six months was approximately $1,755,000 at a weighted average interest rate of approximately 5.56%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 2001, the Fund incurred fees of approximately $585,400 for the services of PMFS. As of April 30, 2001, approximately $102,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 were $1,217,988,814 and $1,193,049,940, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2001 was $703,743,239 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $22,901,546 (gross unrealized appreciation --$45,960,900; gross unrealized depreciation--$68,862,446).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2001, the Fund had a 4.3% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $32,623,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
                                                                          23

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      ABN AMRO, Incorporated, 4.40%, in the principal amount of $79,104,000, repurchase price $79,113,668, due 5/1/01. The value of the collateral including accrued interest was $80,686,324.

      Bear, Stearns & Co. Inc., 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $215,224,348.

      Credit Suisse First Boston Corp., 4.57%, in the principal amount of $200,000,000, repurchase price $200,025,389, due 5/1/01. The value of the collateral including accrued interest was $204,000,316.

      Deutsche Banc Alex. Brown, 4.40%, in the principal amount of $65,408,000, repurchase price $65,415,994, due 5/1/01. The value of the collateral including accrued interest was $66,717,059.

      UBS Warburg, 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $214,201,402.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2001:
Shares sold                                                   5,495,480    $ 103,521,074
Shares issued in reinvestment of distributions                1,803,113       33,447,755
Shares reacquired                                            (5,892,003)    (111,271,249)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,406,590       25,697,580
Shares issued upon conversion from Class B                      744,826       14,085,428
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,151,416    $  39,783,008
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  18,021,106    $ 473,670,408
Shares issued in reinvestment of distributions                  337,254        7,120,860
Shares reacquired                                           (12,579,993)    (328,357,959)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  5,778,367      152,433,309
Shares issued upon conversion from Class B                    1,111,429       31,498,175
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,889,796    $ 183,931,484
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   1,703,922    $  30,744,563
Shares issued in reinvestment of distributions                2,874,537       51,310,485
Shares reacquired                                            (2,402,354)     (41,267,305)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,176,105       40,787,743
Shares reacquired upon conversion into Class A                 (774,912)     (14,085,428)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,401,193    $  26,702,315
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  10,338,639    $ 267,311,408
Shares issued in reinvestment of distributions                  782,642       16,109,133
Shares reacquired                                            (2,780,498)     (70,304,915)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  8,340,783      213,115,626
Shares reacquired upon conversion into Class A               (1,144,343)     (31,498,175)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 7,196,440    $ 181,617,451
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2001:
Shares sold                                                     594,493    $  10,684,951
Shares issued in reinvestment of distributions                  571,696       10,204,765
Shares reacquired                                              (651,521)     (11,256,502)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   514,668    $   9,633,214
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   2,535,417    $  65,495,924
Shares issued in reinvestment of distributions                  106,238        2,186,792
Shares reacquired                                              (553,865)     (13,910,800)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,087,790    $  53,771,916
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   4,191,546    $  75,491,679
Shares issued in reinvestment of distributions                  471,847        8,851,856
Shares reacquired                                            (2,576,777)     (46,115,271)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,086,616    $  38,228,264
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   2,837,518    $  75,206,882
Shares issued in reinvestment of distributions                   75,388        1,602,363
Shares reacquired                                              (947,081)     (24,577,929)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,965,825    $  52,231,316
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential U.S. Emerging Growth Fund, Inc.

       Financial
                  Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                     April 30,
                                                                      2001(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  25.69
                                                                  ----------------
Income from investment operations
Net investment loss                                                       (.06)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (5.48)
                                                                  ----------------
   Total from investment operations                                      (5.54)
                                                                  ----------------
Less distributions
Distributions from net realized gains                                    (3.13)
                                                                  ----------------
Net asset value, end of period                                        $  17.02
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c):                                                        (22.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $229,918
Average net assets (000)                                              $241,046
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.14%(b)
   Expenses, excluding distribution and service (12b-1) fees               .89%(b)
   Net investment loss                                                    (.60)%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 175%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                         Class A
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  19.16             $  12.01             $  11.92               $  10.00
----------------         --------             --------               --------
        (.20)                (.13)                (.11)                  (.08)
        8.37                 7.61                  .41                   2.00
----------------         --------             --------               --------
        8.17                 7.48                  .30                   1.92
----------------         --------             --------               --------
       (1.64)                (.33)                (.21)                    --
----------------         --------             --------               --------
    $  25.69             $  19.16             $  12.01               $  11.92
----------------         --------             --------               --------
----------------         --------             --------               --------
       44.52%               63.65%                2.63%                 19.20%
    $291,800             $ 85,595             $ 32,183               $ 33,124
    $217,712             $ 52,984             $ 33,831               $ 28,141
        1.06%                1.22%                1.25%                  1.46%(b)
         .81%                 .97%                1.00%                  1.21%(b)
        (.75)%               (.80)%               (.88)%                 (.92)%(b)
         347%                 153%                 177%                   107%

    See Notes to Financial Statements                                     29

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                     April 30,
                                                                      2001(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  24.88
                                                                  ----------------
Income from investment operations
Net investment loss                                                       (.12)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (5.30)
                                                                  ----------------
   Total from investment operations                                      (5.42)
                                                                  ----------------
Less distributions
Distributions from net realized gains                                    (3.13)
                                                                  ----------------
Net asset value, end of period                                        $  16.33
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(c):                                                        (22.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $301,662
Average net assets (000)                                              $335,538
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.89%(b)
   Expenses, excluding distribution and service (12b-1) fees               .89%(b)
   Net investment loss                                                   (1.35)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
    30                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  18.72             $  11.83             $  11.85               $  10.00
----------------     ----------------         --------               --------
        (.38)                (.24)                (.20)                  (.14)
        8.18                 7.46                  .39                   1.99
----------------     ----------------         --------               --------
        7.80                 7.22                  .19                   1.85
----------------     ----------------         --------               --------
       (1.64)                (.33)                (.21)                    --
----------------     ----------------         --------               --------
    $  24.88             $  18.72             $  11.83               $  11.85
----------------     ----------------         --------               --------
----------------     ----------------         --------               --------
       43.52%               62.39%                1.71%                 18.50%
    $424,815             $184,955             $ 83,407               $ 82,070
    $382,245             $127,249             $ 86,713               $ 67,420
        1.81%                1.97%                2.00%                  2.21%(b)
         .81%                 .97%                1.00%                  1.21%(b)
       (1.49)%              (1.55)%              (1.63)%                (1.67)%(b)

    See Notes to Financial Statements                                     31

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                     April 30,
                                                                      2001(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  24.88
                                                                      --------
Income from investment operations
Net investment loss                                                       (.12)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (5.30)
                                                                      --------
   Total from investment operations                                      (5.42)
                                                                      --------
Less distributions
Distributions from net realized gains on investment
transactions                                                             (3.13)
                                                                      --------
Net asset value, end of period                                        $  16.33
                                                                      --------
                                                                      --------
TOTAL RETURN(c):                                                        (22.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 63,052
Average net assets (000)                                              $ 68,342
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.89%(b)
   Expenses, excluding distribution and service (12b-1) fees               .89%(b)
   Net investment loss                                                   (1.35)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
    32                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  18.72             $  11.83              $11.85                 $10.00
    --------             --------             -------                -------
        (.38)                (.24)               (.20)                  (.14)
        8.18                 7.46                 .39                   1.99
    --------             --------             -------                -------
        7.80                 7.22                 .19                   1.85
    --------             --------             -------                -------
       (1.64)                (.33)               (.21)                    --
    --------             --------             -------                -------
    $  24.88             $  18.72              $11.83                 $11.85
    --------             --------             -------                -------
    --------             --------             -------                -------
       43.52%               62.39%               1.71%                 18.50%
    $ 83,275             $ 23,578              $6,774                 $6,477
    $ 65,566             $ 12,380              $6,949                 $5,526
        1.81%                1.97%               2.00%                  2.21%(b)
         .81%                 .97%               1.00%                  1.21%(b)
       (1.50)%              (1.56)%             (1.63)%                (1.69)%(b)

    See Notes to Financial Statements                                     33

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                     April 30,
                                                                      2001(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  25.94
                                                                      --------
Income from investment operations
Net investment loss                                                       (.03)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (5.55)
                                                                      --------
   Total from investment operations                                      (5.58)
                                                                      --------
Less distributions
Distributions from net realized gains on investment
   transactions                                                          (3.13)
                                                                      --------
Net asset value, end of period                                        $  17.23
                                                                      --------
                                                                      --------
TOTAL RETURN(c):                                                        (22.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 86,851
Average net assets (000)                                              $ 74,230
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .89%(b)
   Expenses, excluding distribution and service (12b-1) fees               .89%(b)
   Net investment loss                                                    (.37)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
    34                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                         Class Z
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  19.28             $  12.06              $11.93                 $10.00
    --------             --------             -------                -------
        (.13)                (.09)               (.04)                  (.03)
        8.43                 7.64                 .38                   1.96
    --------             --------             -------                -------
        8.30                 7.55                 .34                   1.93
    --------             --------             -------                -------
       (1.64)                (.33)               (.21)                    --
    --------             --------             -------                -------
    $  25.94             $  19.28              $12.06                 $11.93
    --------             --------             -------                -------
    --------             --------             -------                -------
       44.95%               63.97%               2.97%                 19.30%
    $ 76,607             $ 19,029              $2,439                 $  561
    $ 52,755             $  7,796              $1,283                 $  261
         .81%                 .97%               1.00%                  1.21%(b)
         .81%                 .97%               1.00%                  1.21%(b)
        (.51)%               (.56)%              (.63)%                 (.73)%(b)

    See Notes to Financial Statements                                     35

       Prudential U.S. Emerging Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      Meeting of the Fund's shareholders was held on February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Saul K. Fenster
    - Delayne D. Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisors to the Fund, or make material changes to subadvisory agreements with existing subadvisors to the Fund, without obtaining shareholder approval. This is called 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       Prudential U.S. Emerging Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                Votes          Votes
            Restrictions/Auditor            for          Against      Abstentions
        -----------------------------    ----------     ---------     -----------
(1)     Saul K. Fenster                  17,175,826            --            --
        Delayne D. Gold                  17,172,819            --            --
        Robert F. Gunia                  17,182,066            --            --
        Douglas McCorkindale             17,184,447            --            --
        W. Scott McDonald, Jr.           17,183,450            --            --
        Thomas T. Mooney                 17,180,619            --            --
        Stephen P. Munn                  17,182,905            --            --
        David R. Odenath, Jr.            17,184,447            --            --
        Richard A. Redeker               17,185,689            --            --
        Judy A. Rice                     17,174,934            --            --
        Robin B. Smith                   17,176,686            --            --
        Louis A. Weil, III               17,183,111            --            --
        Clay T. Whitehead                17,175,683            --            --
(2)     PIFM & Jennison                  16,752,435       456,808       407,335
(3)     PIFM                             12,007,081     1,009,464       438,538
(4)     PIFM                             12,222,118       781,836       451,129
(5a)    Fund Diversification             12,530,756       511,142       413,185
(5b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          12,254,844       750,785       449,454
(5c)    Buying and Selling Real
         Estate                          12,345,983       669,065       440,035
(5d)    Buying and Selling
         Commodities and Commodity
         Contracts                       12,234,028       774,560       446,495
(5e)    Fund Concentration               12,485,647       521,583       447,853
(5f)    Making Loans                     12,205,538       791,419       458,126
(5g)    Other Investment Restrictions    12,264,349       708,173       482,561
(6)     PricewaterhouseCoopers LLP       17,068,064       182,543       365,971

                                                                    37

Prudential U.S. Emerging Growth Fund, Inc.
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.PruFN.com                 (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential U.S. Emerging Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency.
We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

www.PruFN.com               (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential U.S. Emerging Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.PruFN.com                (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential U.S. Emerging Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return.
Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.PruFN.com          (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W.Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ    CUSIP
     Class A   PEEAX   74438N106
     Class B   PEEBX   74438N205
     Class C   PEGCX   74438N304
     Class Z   PEGZX   74438N403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

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Prudential Mutual Funds
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MF173E2   74438N106   74438N205   74438N304   74438N403

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